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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 17, 1999

                    Residential Asset Securities Corporation
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

 DELAWARE                      333-84939                     51-0362653
 --------                      ---------                     ----------
(State or other            (Commission file number)         (I.R.S. employer
jurisdiction of                                              identification no.)
incorporation)

8400 Normandale Lake Blvd., Suite 600, Minneapolis, MN              55437
(Address of principal executive offices)                        (Zip code)
Registrant's telephone number, including area code:             (612) 832-7000

- -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        Exhibit Index located on page 4.




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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 5.  Other Events.

         The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997, and for each of the years in the three year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 1999, and for each of the periods ended September 30, 1999 and September 30, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 1999 (which was filed with the Securities and Exchange Commission on November 12, 1999), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-84939) of the Registrant (the "Prospectus"); and
(iii) the Prospectus Supplement for Home Equity Mortgage Asset-Backed Pass-Through Certificates, Series 1999-KS4, and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)  Not applicable

        (b)  Not applicable

        (c)  Exhibits

         23. Consent of KPMG LLP, independent auditors of Ambac Assurance Corporation and subsidiaries ("Ambac") with respect to (a) the incorporation by reference in the Prospectus and Prospectus Supplement of their report dated January 27, 1999 on the audit of the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998 and (b) with respect to the reference to their firm under the caption "Experts" in the Prospectus Supplement.




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   RESIDENTIAL ASSET SECURITIES CORPORATION

                                   By: /s/ Diane S. Wold
                                      -----------------------
                                      Name:    Diane S. Wold
                                      Title:   Vice President

Dated: November 17, 1999